MAMAMANCINI’S, INC

FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

MamaMancini’s, Inc.

Financial Statements

September 30, 2012

MamaMancini’s, Inc.

Balance Sheets

	September 30, 2012	December 31, 2011
	(unaudited)

Assets:
Cash	$1,249,528	$16,505
Accounts receivable, net	427,997	581,479
Inventories	143,496	101,110
Prepaid expenses and other current assets	18,029	79,382
Deposit with manufacturer - related party	233,918	100,000
Total current assets	2,072,968	878,476

Property and equipment, net	20,711	20,015

Total assets	$2,093,679	$898,491

Liabilities and Stockholders’ Equity

Liabilities:
Accounts payable and accrued expenses	$220,481	$329,634
Line of credit	200,000	500,000
Due to related party	-	19,544
Total current liabilities	420,481	849,178

Stockholders’ Equity
Common stock, $0.001 par value; 40,000,000 shares authorized; 8,454,000 and 15,000,000 shares issued and outstanding, respectively	18,454	15,000
Additional paid in capital	4,326,930	1,386,723
Accumulated deficit	(2,672,186)	(1,352,410)
Total Stockholders’ Equity	1,673,198	49,313

Total Liabilities and Stockholders’ Equity	$2,093,679	$898,491

See accompanying notes to financial statements

F-1

MamaMancini’s, Inc.

Statements of Operations

	For the Nine Months Ended	For the Nine Months Ended
	September 30, 2012	September 30, 2011

Sales - net of slotting fees and discounts	$3,381,378	$2,243,610

Cost of sales	2,366,854	1,540,342

Gross profit	1,014,524	703,268

Operating expenses Research and development	65,070	-
General and administrative expenses	2,259,183	1,242,448
Total operating Expenses	2,324,253	1,242,448

Loss from operations	(1,309,729)	(539,180)

Other income (expenses)
Interest expense	(10,047)	(1,026)
Total other income (expense)	(10,047)	(1,026)

Net loss	$(1,319,776)	$(540,206)

Net loss per common share - basic and diluted	$(0.08)	$(0.04)

Weighted average common shares outstanding - basic and diluted	16,702,635	14,756,781

See accompanying notes to financial statements

F-2

MamaMancini’s, Inc.

Statement of Changes in Stockholders’ Equity (Deficit)

For the Period February 22, 2010 (Inception) to September 30, 2012

	Common Stock		Additional	Accumulated	Stockholders’ Equity
	Shares	Amount	Paid-In Capital	Deficit	(Deficit)

Balance February 22, 2010 (Inception)	-	$-	$-	$-	$-

Common stock issued to founders	10,308,511	10,309	(10,309)	-	-

Common stock issued for cash	3,829,787	3,830	1,196,170	-	1,200,000

Common stock issued for services	223,404	223	69,777	-	70,000

Stock issuance costs	-	-	(68,277)	-	(68,277)

Net loss for the period February 22, 2010 (Inception) to December 31, 2010	-	-	-	(670,682)	(670,682)
Balance, December 31, 2010	14,361,702	14,362	1,187,361	(670,682)	531,041

Common stock issued for cash	638,298	638	199,362	-	200,000

Net loss for the year ended December 31, 2011	-	-	-	(681,728)	(681,728)

Balance, December 31, 2011	15,000,000	15,000	1,386,723	(1,352,410)	49,313

Common stock issued for cash	3,454,000	3,454	3,450,546	-	3,454,000

Warrants issued for services	-	-	293,898	-	293,898

Stock issuance costs	-	-	(804,237)	-	(804,237)

Net loss for the nine months ended September 30, 2012	-	-	-	(1,319,776)	(1,319,776)

Balance, September 30, 2012	18,454,000	$18,454	$4,326,930	$(2,672,186)	$1,673,198

See accompanying notes to financial statements

F-3

MamaMancini’s, Inc.

Statements of Cash Flows

	For the Nine Months Ended	For the Nine Months Ended
	September 30, 2012	September 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,319,776)	$(540,206)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9,304	6,709
Changes in operating assets and liabilities:
(Increase) Decrease in:
Accounts receivable	153,482	(129,168)
Inventories	(42,386)	(14,110)
Prepaid expenses and other assets	61,353	(36,619)
Deposit with manufacturer - related party	(133,918)	(100,000)
Increase (Decrease) in:
Accounts payable and accrued expenses	(109,153)	123,676
Due to related party	(19,544)	-
Net Cash Used in Operating Activities	(1,400,638)	(689,718)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for machinery and equipment	(10,000)	(18,402)
Investment in LLC	-	(6,942)
Net Cash Used In Investing Activities	(10,000)	(25,344)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	3,454,000	200,000
Stock issuance costs	(510,339)	-
Proceeds from credit line	-	265,000
Repayment of credit line	(300,000)	-
Net Cash Provided By Financing Activities	2,643,661	465,000

Net Increase (Decrease) in Cash	1,233,023	(250,062)

Cash - Beginning of Year/Period	16,505	292,774

Cash - End of Year/Period	$1,249,528	$42,712

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Period for:
Income taxes	$-	$-
Interest	$10,047	$1,026

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Stock issuance costs paid in the form of warrants	$293,898	$-
Conversion of advance to Investment in LLC	$-	$20,090

See accompanying notes to financial statements

F-4

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Note 1 Nature of Operations and Basis of Presentation

Nature of Operations

MamaMancini’s, Inc. (the “Company”) was organized on February 21, 2012 as a Delaware corporation.

On March 5, 2012, the Company entered into a share exchange (the “Reorganization”) with MamaMancini’s, LLC (the “LLC”) whereby the Unit holders of the LLC exchanged all 4,700 Ownership Units outstanding for 15,000,000 shares of Company common stock and 223,404 common stock options. All equity accounts have been retrospectively recast as a result of the Reorganization.

The Company will continue the existing business operations of the LLC. The historical financial statements of the Company are those of the LLC from the date of the Exchange and subsequent.

The Company is a manufacturer and distributor of a line of beef meatballs with sauce, turkey meatballs with sauce, Italian sausage with sauce and other similar Italian meats with sauces. The Company’s customers are located throughout the United States, with a large concentration in the Northeastern and Southeastern United States regions.

The financial statements presented for all periods through and including September 30, 2012 are those of the Company. As a result of this Reorganization, the equity sections of the LLC for all prior periods presented reflect the Reorganization described above and are consistent with the September 30, 2012 balance sheet presented for the Company.

Since the transaction is considered a Reorganization, the presentation of pro-forma financial information was not required.

Basis of Presentation

Basis of presentation – unaudited interim financial information

The accompanying unaudited interim financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The unaudited interim financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Interim results are not necessarily indicative of the results for the full year. These financial statements should be read in conjunction with the financial statements and notes of the Company for the years ended December 31, 2011 and 2010.

Note 2 Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions impact, among others, the following: allowance for bad debt, inventory obsolescence, the fair value of share-based payments.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from our estimates.

F-5

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Risks and uncertainties

The Company operates in an industry that is subject to intense competition and change in consumer demand. The Company’s operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure.

The Company has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the Company competes, including the general downturn in the economy, and (iii) the volatility of prices pertaining to food and beverages in connection with the Company’s distribution of the product. These factors, among others, make it difficult to project the Company’s operating results on a consistent basis.

Cash

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. The Company held no cash equivalents at September 30, 2012 and December 31, 2011.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At September 30, 2012 and December 31, 2011, no cash balances exceeded the federally insured limit.

Accounts receivable and allowance for doubtful accounts

Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company generally does not require collateral to support customer receivables. The Company provides an allowance for doubtful accounts based upon a review of the outstanding accounts receivable, historical collection information and existing economic conditions. The Company determines if receivables are past due based on days outstanding, and amounts are written off when determined to be uncollectible by management. The maximum accounting loss from the credit risk associated with accounts receivable is the amount of the receivable recorded, which is the face amount of the receivable net of the allowance for doubtful accounts. As of September 30, 2012 and December 31, 2011, the Company had reserves of $2,000.

Inventories

Inventories are stated at average cost using the first-in, first-out (FIFO) valuation method. Inventory at September 30, 2012 and December 31, 2011:

	September 30, 2012	December 31, 2011
Finished goods	$143,496	$101,110

F-6

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Depreciation

Property and equipment are recorded at cost. Depreciation expense is computed using straight-line methods over the estimated useful lives.

Asset lives for financial statement reporting of depreciation are:

Machinery and equipment	2-7 years

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amount of the Company’s short term financial instruments approximates fair value due to the relatively short period to maturity for these instruments.

Stock Issuance Costs

Stock Issuance costs are capitalized as incurred. Upon the completion of the offering, the stock issuance costs are reclassified to equity. Offering costs recorded to equity for the nine months ended September 30, 2012 and 2011 was $668,292 and $0,respectively.

Research and Development

Research and development is expensed as incurred. Research and development expenses for the nine months ended September 30, 2012 and 2011 was $65,070 and $0,respectively.

Shipping and Handling Costs

The Company classifies freight billed to customers as sales revenue and the related freight costs as cost of sales.

Revenue recognition

The Company records revenue for products when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is delivered, (3) the sales price to the customer is fixed or determinable, and (4) collectability of the related customer receivable is reasonably assured. There is no stated right of return for products.

Expenses such as slotting fees and sales discounts are accounted for as a direct reduction of revenues as follows:

	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011
Gross Sales	3,606,759	$2,331,295

Less:Slotting, Discounts, Allowances	225,381	87,685
Net Sales	$3,381,378	$2,243,610

F-7

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Cost of sales

Cost of sales represents costs directly related to the production and manufacturing of the Company’s products. Costs include product development, freight, packaging, and print production costs.

Advertising

Costs incurred for producing and communicating advertising for the Company are charged to operations as incurred. Producing and communicating advertising expenses for the nine months ended September 30, 2012 and 2011 was $906,814 and $403,529, respectively.

Stock-based compensation

The Company accounts for stock-based compensation in accordance with ASC Topic 718, “Accounting for Stock-Based Compensation” established financial accounting and reporting standards for stock-based employee compensation. It defines a fair value based method of accounting for an employee stock option or similar equity instrument. The Company accounts for compensation cost for stock option plans in accordance with ASC 718. The Company accounts for share based payments to non-employees in accordance with ASC 505-50 “Accounting for Equity Instruments Issued to Non-Employees for Acquiring, or in Conjunction with Selling, Goods or Services”.

The Company recognizes all forms of share-based payments, including stock option grants, warrants and restricted stock grants, at their fair value on the grant date, which are based on the estimated number of awards that are ultimately expected to vest.

Share based payments, excluding restricted stock, are valued using a Black-Scholes option pricing model. Share based payment awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable. The grants are amortized on a straight-line basis over the requisite service periods, which is generally the vesting period. If an award is granted, but vesting does not occur, any previously recognized compensation cost is reversed in the period related to the termination of service. Stock based compensation expenses are included in cost of goods sold orselling, general and administrative expenses,depending on the nature of the services provided, in the Statement of Operations. For the nine months ended September 30, 2012 and 2011 share based compensation amounted to $293,898 and $0 respectively. The $293,898 recorded for the nine months ended September 30, 2012 was a direct cost of the stock offering and has been recorded as a reduction in additional paid in capital.

When computing fair value of share based payments, the Company has considered the following variables:

●        The risk-free interest rate assumption is based on the U.S. Treasury yield for a period consistent with the expected term of the option in effect at the time of the grant. The risk free rate used had a range of 0.63%-1.01%.

●        The Company has not paid any dividends on common stock since its inception and does not anticipate paying dividends on its common stock in the foreseeable future. Therefore the expected dividend rate was $0.

●        The expected warrant term is the life of the warrant.

F-8

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

●        Given the Company is privately held, expected volatility was benchmarked against similar companies in a similar industry. The expected volatility used was 128%.

●        The forfeiture rate is based on the historical forfeiture rate for the Company’s unvested stock options, which was 0%.

Earnings per share

Basic earnings (loss) per share is computed by dividing net income (loss) by weighted average number of shares of common stock outstanding during each period. Diluted earnings (loss) per share is computed by dividing net income (loss), adjusted for changes in income or loss that resulted from the assumed conversion of convertible shares, by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period.

The Company had the following potential common stock equivalents at September 30, 2012:

Common stock warrants, exercise price of $1.00	345,400
Common stock options, exercise price of $1.00	223,404
Total common stock equivalents	568,804

The Company had no potential common stock equivalents at September 30, 2011.

Since the Company reflected a net loss in 2012 and 2011, the effect of considering any common stock equivalents, would have been anti-dilutive. A separate computation of diluted earnings (loss) per share is not presented.

Income Taxes

Income taxes are provided in accordance with ASC No. 740, Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Recent accounting pronouncements

There are no recent accounting pronouncements that are expected to have an effect on the Company’s financial statements.

Subsequent Events Evaluation

The Company has evaluated for any subsequent events through January 14, 2013, which is the date these financial statements were available to be issued.

F-9

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Note 3 Going Concern

As reflected in the accompanying financial statements, the Company has a net loss and net cash used in operations of $1,319,776 and $1,400,638, respectively, for the nine months ended September 30, 2012.

The ability of the Company to continue its operations is dependent on Management’s plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements. The Company may need to incur additional liabilities with certain related parties to sustain the Company’s existence.

The Company may require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives. The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future if it does not receive the anticipated additional funding. There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all. In that event, the Company would be required to change its growth strategy and seek funding on that basis, if at all.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 – Property, Plant and Equipment:

Property, plant and equipment on September 30, 2012 and December 31, 2011 are as follows:

	September 30, 2012	December 31, 2011
Machinery and Equipment	$39,627	$29,627
Less: Accumulated Depreciation	18,916	9,612
	$20,711	$20,015

Depreciation expense charged to income for the nine months ended September 30, 2012 and 2011 amounted to $9,304 and $6,709 respectively.

Note 5 Credit Line

On October 13, 2010 the Company signed a revolving note (the “Note”) with The Provident Bank (the “Bank”). The outstanding balance of this Note is limited to $1,000,000 and expired August 31, 2012. On November 16, 2012, the maturity date of the Note was extended to January 1, 2013 and on January 07, 2013 was further extended to May 1, 2013. The outstanding balance accrues interest at a variable rate of 1.00% over the Wall Street Journal prime rate with a floor of 4.50% per annum. Interest is payable monthly and the rate as of September 30, 2012 and December 31, 2011 was 4.50% and 4.50%,respectively.

Advances are limited to 80% of eligible receivables (75 days from invoice) and 35% of finished goods inventory. Inventory advances shall be capped at $250,000. Concentrations from any one customer exceeding 30% of total accounts receivable will be excluded from the borrowing base availability. The note is secured by accounts receivable, inventory, financial instruments, equipment, general intangibles and investment property and personal and unconditional guarantees of two of the shareholders of the Company.

F-10

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

The balance outstanding on the revolving note at September 30, 2012 and December 31, 2011 was $200,000 and $500,000, respectively.

Note 6 Investment in LLC

During 2010, the Company advanced $20,090 to an individual. There was an implied agreement that the advance would convert into an equity interest in a new entity.

During 2011 the Company acquired a 34.62% interest in Meatball Obsession, LLC (“MO”) for a total investment of $27,032, which includes the conversion of the $20,090 advance above. This investment is accounted for using the equity method of accounting. Accordingly, investments are recorded at acquisition cost plus the Company’s equity in the undistributed earnings or losses of the entity. At December 31, 2011 the investment was brought down to $0 due to losses incurred by MO.

During 2012 the Company’s ownership interest in MO fell to 28% due to dilution.

Summarized financial information for Meatball Obsession, LLC is as follows:

Balance Sheet Data

	September 30, 2012	December 31, 2011
Assets
Cash	$17,882	$246,100
Accounts receivable	3,632	-
Inventory	17,186	-
Property & equipment	75,704	-
Other assets	46,585	32,500
Total Assets	$160,989	$278,600

Liabilities and Members’ Equity
Accounts payable	39,266	-
Other current liabilities	3,749	-
Total Current Liabilities	43,015	-
Members’ Equity	117,974	278,600
Total Liabilities and Members’ Equity	$160,989	$278,600

Statement of Operations Data

	September 30, 2012	September 30, 2011
Revenues	$214,360	$-
Cost of goods sold	94,204	-
Expenses	392,613	92,475
Net operating loss	(272,457)	(92,475)
Other income (expenses)	(688)	88
Net loss	$(273,145)	$(92,387)

F-11

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Note 7 Related Party Transactions

Supply Agreement

On March 1, 2010, the Company entered into a five year agreement with a manufacturer who is a related party. The manufacturer is owned by beneficial owners of the Company. Under the terms of the agreement, the Company grants to the manufacturer a license, revocable in accordance herewith, to use the Company’s recipes, formulas, methods and ingredients for the preparation and production of Company’s products, for manufacturing the Company’s product and all future improvements, modifications, substitutions and replacements developed by the Company. The manufacturer in turn grants the Company the exclusive right to purchase the product. Under the terms of the agreement the manufacturer agrees to manufacture, package, and store the Company’s products and the Company has the right to purchase products from one or more other manufacturers, distributors or suppliers. The agreement contains a perpetual automatic renewal clause for a period of one year after the expiration of the initial term. During the renewal period either party may cancel the contract with written notice nine months prior to the termination date.

Under the terms of the agreement if the Company specifies any change in packaging or shipping materials which results in the manufacturer incurring increased expense for packaging and shipping materials or in the manufacturer being unable to utilize obsolete packaging or shipping materials in ordinary packaging or shipping, the Company agrees to pay as additional product cost the additional cost for packaging and shipping materials and to purchase at cost such obsolete packaging and shipping materials. If the Company requests any repackaging of the product, other than due to defects in the original packaging, the Company will reimburse the manufacturer for any labor costs incurred in repackaging. Per the agreement, all product delivery shipping costs are the expense of the Company. At September 30, 2012 and December 31, 2011, the balance due to the manufacturer relating to these additional product costs amounted to $0 and $19,544, respectively.

During 2012 and 2011, the Company purchased substantially all of it’s inventory from this manufacturer. At September 30, 2012 and December 31, 2011, the Company has a deposit on inventory in the amount of $233,918 and $100,000, respectfully, to this manufacturer.

Note 8 Concentrations

Revenues

For the nine months ended September 30, 2012 and 2011, the Company had the following concentrations of revenues with customers:

Customer	September 30, 2012	September 30, 2011
A	23%	21%
B	15%	12%
C	8%	13%
D	39%	23%

F-12

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Accounts Receivable

For the nine months ended September 30, 2012 and year ended December 31, 2011, the Company had the following concentrations of accounts receivable with customers:

Customer	September 30, 2012	December 31, 2011
B	15%	13%
C	8%	11%
D	31%	17%
E	3%	11%
F	-%	11%
G	-%	11%
H	13%	3%

Cost of Sales

For the nine months ended September 30, 2012 and 2011, the Company had the following concentrations of purchases from vendors:

Vendor	September 30, 2012	September 30, 2011
A (Related Party)	100%	100%

Note 9 Stockholders’ Equity

On March 5, 2012, the Company entered into a share exchange (the “Reorganization”) with MamaMancini’s, LLC (the “LLC”) whereby the Unit holders of the LLC exchanged all 4,700 Ownership Units outstanding for 15,000,000 shares of Company common stock and 223,404 common stock options. All equity accounts have been retrospectively recast as a result of the Reorganization.

(A) Common Stock Transactions

2010

The Company issued 10,946,809 shares to the founders of the Company. During 2010, the Company cancelled 638,298 of these shares.

The Company issued 3,829,787 shares for cash proceeds of $1,200,000 ($0.31/share). The Company incurred $68,277 in share issuance costs related to the issuance.

The Company issued 223,404 shares to consultants for services rendered, at a fair value of $70,000 ($0.31/share). These shares were valued using a best estimate of the price that would be paid in cash for similar services rendered.

2011

The Company issued 638,298 shares for cash proceeds of $200,000 ($0.31/share).

2012

The Company issued 3,454,000 shares for cash proceeds of $3,454,000 ($1.00/share).

F-13

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

(B) Options

The following is a summary of the Company’s option activity:

	Options	Weighted Average Exercise Price

Outstanding – January 01, 2011	-	$-
Exercisable – January 01, 2011	-	$-
Granted	-	$-
Exercised	-	$-
Forfeited/Cancelled	-	$-
Outstanding – December 31, 2011	-	$-
Exercisable – December 31, 2011	-	$-
Granted	223,404	$1.00
Exercised	-	$-
Forfeited/Cancelled	-	$-
Outstanding – September 30, 2012	223,404	$1.00
Exercisable – September 30, 2012	223,404	$1.00

Options Outstanding				Options Exercisable

Rang of exercise price	Number Outstanding	Weighted Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$1.00	223,404	5 years	$1.00	223,404	$1.00

At September 30, 2012 and December 31, 2011, the total intrinsic value of options outstanding and exercisable was $0.

(C) Warrants

The following is a summary of the Company’s warrant activity:

	Options	Weighted Average Exercise Price

Outstanding – January 01, 2011	-	$-
Exercisable – January 01, 2011	-	$-
Granted	-	$-
Exercised	-	$-
Forfeited/Cancelled	-	$-
Outstanding – December 31, 2011	-	$-
Exercisable – December 31, 2011	-	$-
Granted	345,400	$1.00
Exercised	-	$-
Forfeited/Cancelled	-	$-
Outstanding – September 30, 2012	345,400	$1.00
Exercisable – September 30, 2012	345,400	$1.00

F-14

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Warrants Outstanding				Warrants Exercisable

Rang of exercise price	Number Outstanding	Weighted Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$1.00	345,400	5 years	$1.00	345,400	$1.00

At September 30, 2012 and December 31, 2011, the total intrinsic value of warrants outstanding and exercisable was $0.

Note 10 Commitments and Contingencies

Litigations, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

Licensing and Royalty Agreements

On March 01, 2010, the Company was assigned a Development and License agreement (“the Agreement”). Under the terms of the Agreement the Licensor shall develop for the Company a line of beef meatballs with sauce, Italian sausage with sauce and other similar Italian meats with sauces for commercial manufacture, distribution and sale (each a “Licensor Product” and collectively the “Licensor Products”). Licensor shall work with Licensee to develop Licensor Products that are acceptable to Licensee. Upon acceptance of a Licensor Product by Licensee, Licensor’s trade secret recipes, formulas methods and ingredients for the preparation and production of such Licensor Products (the “Recipes”) shall be subject to this Development and License Agreement.

The term of the Agreement (the “Term”) shall consist of the Exclusive Term and the Non-Exclusive Term. The 12-month period beginning on each January 1 and ending on each December 31 is referred to herein as an “Agreement Year.”

The Exclusive Term began on January 01, 2009 (the “Effective Date”) and ends on the 50th anniversary of the Effective Date, unless terminated or extended as provided herein. Licensor, at its option, may terminate the Exclusive Term by notice in writing to Licensee, delivered between the 60th and the 90th day following the end of any Agreement Year if, on or before the 60th day following the end of such Agreement Year, Licensee has not paid Licensor Royalties with respect to such Agreement Year at least equal to the minimum royalty (the “Minimum Royalty”) for such Agreement Year. Subject to the foregoing sentence, and provided Licensee has not breached this Agreement and failed to cure such breach in accordance herewith, Licensee may extend the Exclusive Term for an additional twenty five (25) years, by notice in writing to Licensor, delivered on or before the 50th anniversary of the Effective Date.

F-15

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

The Non-Exclusive Term begins upon expiration of the Exclusive Term and continues indefinitely thereafter, until terminated by Licensor due to a material breach hereof by Licensee that remains uncured after notice and opportunity to cure in accordance herewith, or until terminated by Licensee.

Either party may terminate this Agreement in the event that the other party materially breaches its obligations and fails to cure such material breach within sixty (60) days following written notice from the non-breaching party specifying the nature of the breach. The following termination rights are in addition to the termination rights provided elsewhere in this

Under the terms of the Agreement the Company is required to pay quarterly royalty fees as follows:

During the Exclusive Term and the Non-Exclusive Term the Company will pay a royalty equal to the royalty rate (the “Royalty Rate”), multiplied by Company’s “Net Sales”. As used herein, “Net Sales” means gross invoiced sales of Products, directly or indirectly to unrelated third parties, less (a) discounts (including cash discounts), and retroactive price reductions or allowances actually allowed or granted from the billed amount (collectively “Discounts”); (b) credits, rebates, and allowances actually granted upon claims, rejections or returns, including recalls (voluntary or otherwise) (collectively, “Credits”); (c) freight, postage, shipping and insurance charges; (d) taxes, duties or other governmental charges levied on or measured by the billing amount, when included in billing, as adjusted for rebates and refunds; and (e) provisions for uncollectible accounts determined in accordance with reasonable accounting methods, consistently applied.

The Royalty Rate shall be: 6% of net sales up to $500,000 of net sales for each Agreement year; 4% of Net Sales from $500,000 up to $2,500,000 of Net Sales for each Agreement year; 2% of Net Sales from $2,500,000 up to $20,000,000 of Net Sales for each Agreement year; and 1 % of Net Sales in excess of $20,000,000 of Net Sales for each Agreement year.

In order to continue the Exclusive term, the Company shall pay a minimum royalty with respect to the preceding Agreement year as follows:

Agreement Year	Minimum Royalty to be Paid with Respect to Such Agreement Year
1st and 2nd	$-
3rd and 4th	$50,000
5th, 6th and 7th	$75,000
8th and 9th	$100,000
10th and thereafter	$125,000

The Company incurred $119,777 and $84,533 of royalty expenses for the nine months ended September 30, 2012 and 2011, respectively. Royalty expenses are included in general and administrative expenses on the Statement of Operations.

F-16

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Agreements with Placement Agents and Finders

The Company entered into a Financial Advisory and Investment Banking Agreement with Spartan Capital Securities, LLC (“Spartan”) effective December 1, 2011 (the “Spartan Advisory Agreement”). Pursuant to the Spartan Advisory Agreement, Spartan will act as the Company’s exclusive financial advisor and placement agent to assist the Company in connection with a best efforts private placement (the “Financing”) of up to $6 million of the Company’s equity and/or debt securities and/or convertible instruments (the “Securities”).

The Company upon closing of the Financing shall pay consideration to Spartan, in cash, a fee in an amount equal to 10% of the aggregate gross proceeds raised in the Financing. The Company shall grant and deliver to Spartan at the closing of the Financing, for nominal consideration, five year warrants (the “Warrants”) to purchase a number of shares of the Company’s Common Stock equal to 10% of the number of shares of Common Stock (and/or shares of Common Stock issuable upon exercise of securities or upon conversion or exchange of convertible or exchangeable securities) sold at such closing. The Warrants shall be exercisable at any time during the five year period commencing on the closing to which they relate at an exercise price equal to the purchase price per share of Common Stock paid by investors in the Financing or, in the case of exercisable, convertible, or exchangeable securities, the exercise, conversion or exchange price thereof. If the Financing is consummated by means of more than one closing, Spartan shall be entitled to the fees provided herein with respect to each such closing.

Along with the above fees, the Company shall pay up to $40,000 for expenses incurred by Spartan in connection with this Financing, together with cost of background checks on the officers and directors of the Company.

The Company paid to Spartan a fee of $25,000 upon execution of the agreement to be credited against future closings.

F-17

MamaMancini’s, Inc.

Notes to Financial Statements

September 30, 2012

Under the terms of the agreement, the Company is required to acquire and install production equipment at the manufacturer’s facility to be used solely for the manufacturing of the Company’s products. The manufacturer will bear all costs of operating and maintaining the production equipment during the period in which the manufacturer is manufacturing products pursuant to the agreement. The production equipment shall be owned by the Company.

Note 11 Subsequent Event

The Company issued 1,600,000 common shares for cash proceeds of $1,600,000 ($1.00/share).

The Company issued 160,000 5 year warrants with an exercise price of $1.00 and paid commissions in the amount of $160,000 to an investment banking firm in connection with a stock offering.

F-18

MAMAMANCINI’S, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2011

AND FOR THE PERIOD

FEBRUARY 22, 2010 (INCEPTION)

TO DECEMBER 31, 2010

MamaMancini’s, LLC

Financial Statements

December 31, 2011 and for the Period

February 22, 2010 (Inception) to December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Members of
MamaMancini’s LLC

We have audited the accompanying balance sheets of MamaMancini’s LLC as of December 31, 2011 and 2010, and the related statements of income, members’ equity, and cash flows for the year ended December 31, 2011 and for the period February 22, 2010 (inception) to December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MamaMancini’s LLC as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the year ended December 31, 2011 and for the period February 22, 2010 (inception) to December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s operating losses since inception raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rosenberg Rich Baker Berman & Company

Somerset, New Jersey

February 3, 2012

F-1

MamaMancini’s, LLC

Balance Sheets

As of December 31, 2011 and 2010

	2011	2010

Assets:
Cash	$16,505	$292,774
Accounts receivable, net	581,479	171,362
Inventories	101,110	124,090
Prepaid expenses and other current assets	79,382	33,129
Deposit with manufacturer - related party	100,000	-
Total Current Assets	878,476	621,355

Property and equipment, net	20,015	11,225

Total Assets	$898,491	$632,580

Liabilities and Members’ Equity

Liabilities:
Accounts payable and accrued expenses	$329,634	$101,539
Line of credit	500,000	-
Due to related party	19,544	-
Total Current Liabilities	849,178	101,539

Total Members’ Equity	49,313	531,041

Total Liabilities and Members’ Equity	$898,491	$632,580

The accompanying notes are an integral part of these financial statements.

F-2

  MamaMancini’s, LLC

Statements of Operations

For the Year Ended December 31, 2011 and

For the Period

February 22, 2010 (Inception) to December 31, 2010

	For the Year Ended December 31, 2011	Period from February 22, 2010 (Inception) To December 31, 2010

Sales - net of slotting fees and discounts	$3,734,062	$1,512,220

Cost of sales	2,496,538	1,047,670

Gross profit	1,237,524	464,550

General and administrative expenses	1,885,084	1,135,232

Loss from operations	(647,560)	(670,682)

Other Income (Expenses)
Interest expense	(7,136)	-
Loss on investment	(27,032)	-
Total Other Income (Expense) - Net	(34,168)	-

Net loss	$(681,728)	$(670,682)

The accompanying notes are an integral part of these financial statements.

F-3

 MamaMancini’s, LLC
Statements of Changes in Members’ Equity
For the Year Ended December 31, 2011 and
For the Period
February 22, 2010 (Inception) to December 31, 2010

	Non-Preferential	Preferential
	Members	Members	Total

Balance February 22, 2010 (Inception)	$-	$-	$-

Member units issued for cash	-	1,200,000	1,200,000

Member units issued for services	70,000	-	70,000

Unit issuance costs	-	(68,277)	(68,277)

Net loss for the period February 22, 2010 (Inception) to December 31, 2010	(491,833)	(178,849)	(670,682)

Balance, December 31, 2010	(421,833)	952,874	531,041

Member units issued for cash	-	200,000	200,000

Net loss for the year ended December 31, 2011	(478,660)	(203,068)	(681,728)

Balance, December 31, 2011	$(900,493)	$949,806	$49,313

The accompanying notes are an integral part of these financial statements.

F-4

MamaMancini’s, LLC

Statements of Cash Flows

For the Year Ended December 31, 2011 and

For the Period

February 22, 2010 (Inception) to December 31, 2010

		Period from
		February 22, 2010
	For the Year Ended	(Inception)
	December 31, 2011	To December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(681,728)	$(670,682)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9,612	-
Bad debt	-	2,000
Share-based compensation	-	70,000
Loss on investment	27,032	-
Changes in operating assets and liabilities:
(Increase) Decrease in:
Accounts receivable	(410,117)	(173,362)
Inventories	22,980	(124,090)
Prepaid expenses and other assets	(66,343)	(33,129)
Deposit with manufacturer - related party	(100,000)	-
Increase (Decrease) in:
Accounts payable and accrued expenses	233,707	95,927
Due to related party	19,544	-
Net Cash Used in Operating Activities	(945,313)	(833,336)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for machinery and equipment	(24,014)	(5,613)
Investment in LLC	(6,942)	-
Net Cash Used In Investing Activities	(30,956)	(5,613)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of member units	200,000	1,200,000
Unit issuance costs	-	(68,277)
Proceeds from line of credit	500,000	-
Net Cash Provided By Financing Activities	700,000	1,131,723

Net Increase (Decrease) in Cash	(276,269)	292,774

Cash -Beginning of Year/Period	292,774	-

Cash -End of Year/Period	16,505	292,774

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Period for:
Income Taxes	$-	$-
Interest	$7,136	-

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Machinery and equipment purchased on account	$-	5,612
Conversion of advance to Investment in LLC	$20,090	$-

The accompanying notes are an integral part of these financial statements.

F-5

MamaMancini’s, LLC
Notes to Financial Statements
December 31, 2011 and For the Period
February 22, 2010 (Inception) to December 31, 2010

Note 1 Nature of Operations and Basis of Presentation

Nature of Operations

MamaMancini’s, LLC. (the “Company”) was organized on February 22, 2010 as a New Jersey limited liability company (“LLC”). The Company is a manufacturer and distributor of a line of beef meatballs with sauce, turkey meatballs with sauce, Italian sausage with sauce and other similar Italian meats with sauces. The Company’s customers are located throughout the United States, with a large concentration in the Northeastern and Southeastern United States regions.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Note 2 Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions impact, among others, the following: allowance for bad debt, inventory obsolescence, the fair value of share-based payments.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from our estimates.

Risks and uncertainties

The Company operates in an industry that is subject to intense competition and change in consumer demand. The Company’s operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure.

The Company has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the Company competes, including the general downturn in the economy, (iii) and the volatility of prices pertaining to food and beverages in connection with the Company’s distribution of product. These factors, among others, make it difficult to project the Company’s operating results on a consistent basis.

Cash

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. The Company held no cash equivalents at December 31, 2011 and 2010.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At December 31, 2011 and 2010, no cash balances exceeded the federally insured limit.

F-6

MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

Accounts receivable and allowance for doubtful accounts

Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company generally does not require collateral to support customer receivables. The Company provides an allowance for doubtful accounts based upon a review of the outstanding accounts receivable, historical collection information and existing economic conditions. The Company determines if receivables are past due based on days outstanding, and amounts are written off when determined to be uncollectible by management. The maximum accounting loss from the credit risk associated with accounts receivable is the amount of the receivable recorded, which is the face amount of the receivable net of the allowance for doubtful accounts. As of December 31, 2011 and December 31, 2010, the Company had reserves of $2,000 and 2,000, respectively.

Inventories

Inventories are stated at average cost using the first-in, first-out (FIFO) valuation method. Inventory at December 31, 2011 and 2010 consist of the following:

	December 31, 2011	December 31, 2010
Finished goods	$101,110	$124,090

Depreciation

Property and equipment are recorded at cost. Depreciation expense is computed using straight-line methods over the estimated useful lives.

Asset lives for financial statement reporting of depreciation are:

Machinery and equipment	2-7 years

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amount of the Company’s short term financial instruments approximates fair value due to the relatively short period to maturity for these instruments.

Deferred Offering Costs

Deferred offering costs are capitalized as incurred. Upon the completion of the offering, the deferred offering costs are reclassified to equity. Deferred offering costs for the year ended December 31, 2011 and for the period February 22, 2010 (inception) to December 31, 2010 was $62,000 and $0, respectively.

Research and Development

Research and development is expensed as incurred. Research and development expenses for the year ended December 31, 2011 and for the period February 22, 2010 (inception) to December 31, 2010 was $0 and $0, respectively.

F-7

MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

Shipping and Handling Costs

The Company classifies freight billed to customers as sales revenue and the related freight costs as cost of sales.

Revenue recognition

The Company records revenue for products when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is delivered, (3) the sales price to the customer is fixed or determinable, and (4) collectability of the related customer receivable is reasonably assured. There is no stated right of return for products.

Expenses such as slotting fees and sales discounts are accounted for as a direct reduction of revenues as follows:

	Year Ended December 31, 2011	For the Period February 22, 2010 (Inception) to December 31, 2010
Gross Sales	3,843,066	$1,526,173

Less: Slotting, Discounts, Allowances	109,004	13,953
Net Sales	$3,734,062	$1,512,220

Cost of sales

Cost of sales represents costs directly related to the production and manufacturing of the Company’s products. Costs include product development, freight, packaging, and print production costs.

Advertising

Costs incurred for producing and communicating advertising for the Company are charged to operations as incurred. Producing and communicating advertising expenses for the years ended December 31, 2011 and for the period February 22, 2010 (inception) to December 31, 2010 was $743,000 and $328,000, respectively.

Share-based payments

Generally, all forms of share-based payments, including share option grants, warrants, restricted share grants and share appreciation rights are measured at their fair value on the awards’ grant date, based on the estimated number of awards that are ultimately expected to vest. Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable. The expense resulting from share-based payments are recorded in cost of goods sold or general and administrative expense in the statement of operations, depending on the nature of the services provided. For the year ended December 31, 2011 and for the period February 22, 2010 (inception) to December 31, 2010 share based compensation amounted to $0 and $70,000 respectively.

F-8

MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

Income Taxes

The Company elected to be taxed as a pass-through limited liability company under the Internal Revenue Code and is not subject to federal and state income taxes; accordingly, no provision has been made.

Recent accounting pronouncements

There are no recent accounting pronouncements that are expected to have an effect on the Company’s financial statements.

Subsequent Events Evaluation

The Company has evaluated for any subsequent events through February 3, 2012, which is the date these financial statements were available to be issued.

Note 3 Going Concern

As reflected in the accompanying financial statements, the Company has a net loss and net cash used in operations of $681,728 and $945,313, respectively, for the year ended December 31, 2011.

The ability of the Company to continue its operations is dependent on Management’s plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements. The Company may need to incur additional liabilities with certain related parties to sustain the Company’s existence.

The Company may require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives. The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future if it does not receive the anticipated additional funding. There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all. In that event, the Company would be required to change its growth strategy and seek funding on that basis, if at all.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 – Property, Plant and Equipment:

Property, plant and equipment on December 31, 2011 and 2010 are as follows:

	2011	2010
Machinery and Equipment	$29,627	$11,225
Less: Accumulated Depreciation	9,612	-
	$20,015	$11,225

Depreciation expense charged to income for the year ended December 31, 2011 and the period February 22, 2010 to December 31, 2010 was $9,612 and $0, respectively.

F-9

MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

Note 5 Credit Line

On October 13, 2010 the Company signed a revolving note (the “Note”) with The Provident Bank (the “Bank”). The outstanding balance of this Note is limited to $1,000,000 and expires August 31, 2012. The outstanding balance accrues interest at a variable rate of 1.00% over the Wall Street Journal prime rate with a floor of 4.50% per annum. Interest is payable monthly and the rate as of December 31, 2011 and 2010 was 4.50% and 4.50%, respectively.

Advances are limited to 80% of eligible receivables (75days from invoice) and 35% of finished goods inventory. Inventory advances shall be capped at $250,000. Concentrations from any one customer exceeding 30% of total accounts receivable will be excluded from the borrowing base availability. The note is secured by accounts receivable, inventory, financial instruments, equipment, general intangibles and investment property and personal and unconditional guarantees of two of the members of the Company.

The balance outstanding on the revolving note at December 31, 2011 and 2010 was $500,000 and $0, respectively.

Note 6 Investment in LLC

During 2010, the Company advanced $20,090 to an individual. There was an implied agreement that the advance would convert into an equity interest in a new entity.

During 2011 the Company acquired a 34.62% interest in Meatball Obsession, LLC (“MO”) for a total investment of $27,032, which includes the conversion of the $20,090 advance above. This investment is accounted for using the equity method of accounting. Accordingly, investments are recorded at acquisition cost plus the Company’s equity in the undistributed earnings or losses of the entity. At December 31, 2011 the investment was brought down to $0 due to losses incurred by MO.

Summarized financial information for Meatball Obsession, LLC is as follows:

2011
Balance Sheet Data
Cash	$246,100
Other assets	32,500
Total Assets	$278,600

Members’ Equity	$278,600

Statement of Operations Data
Revenues	$-
Cost of goods sold	4,950
Expenses	143,772
Net operating loss	(148,721)
Other income (expenses)	289
Net loss	$(148,432)

F-10

MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

Note 7 Related Party Transactions

Supply Agreement

On March 01, 2010, the Company entered into a five year agreement with a manufacturer who is a related party. Under the terms of the agreement, the Company grants to the manufacturer a license, revocable in accordance herewith, to use the Company’s recipes, formulas, methods and ingredients for the preparation and production of Company’s products, for manufacturing the Company’s product and all future improvements, modifications, substitutions and replacements developed by the Company. The manufacturer in turn grants the Company the exclusive right to purchase the product. Under the terms of the agreement the manufacturer agrees to manufacture, package, and store the Company’s products and the Company has the right to purchase products from one or more other manufacturers, distributors or suppliers. The agreement contains a perpetual automatic renewal clause for a period of one year after the expiration of the initial term. During the renewal period either party may cancel the contract with written notice nine months prior to the termination date.

Under the terms of the agreement if the Company specifies any change in packaging or shipping materials which results in the manufacturer incurring increased expense for packaging and shipping materials or in the manufacturer being unable to utilize obsolete packaging or shipping materials in ordinary packaging or shipping, the Company agrees to pay as additional product cost the additional cost for packaging and shipping materials and to purchase at cost such obsolete packaging and shipping materials. If the Company requests any repackaging of the product, other than due to defects in the original packaging, the Company will reimburse the manufacturer for any labor costs incurred in repackaging. Per the agreement all product delivery shipping costs are the expense of the Company. At December 31, 2011 and 2010, the balance due to the manufacturer relating to these additional product costs amounted to $19,544 and $0, respectively.

During 2011, the Company purchased substantially all of its inventory from this manufacturer. At December 31, 2011, the Company has a deposit on inventory in the amount of $100,000 to this manufacturer.

Note 8 Concentrations

Revenues

For the year ended December 31, 2011 and the period February 22, 2010 (Inception) to December 31, 2010, the Company had the following concentrations of revenues with customers:

Customer	2011	2010
A	26%	0%
B	16%	25%
C	15%	17%
D	10%	15%
E	5%	16%

F-11

MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

Accounts Receivable

For the year ended December 31, 2011 and the period February 22, 2010 (Inception) to December 31, 2010, the Company had the following concentrations of accounts receivable with customers:

Customer	2011	2010
A	13%	14%
B	11%	2%
C	17%	0%
D	11%	0%
E	11%	0%
F	11%	0%
G	4%	13%
H	9%	17%
I	3%	17%

Cost of Sales

For the year ended December 31, 2011 and the period February 22, 2010 (Inception) to December 31, 2010, the Company had the following concentrations of purchases from vendors:

Vendor	2011	2010
A (Related Party)	97%	100%

Note 9 Members’ Equity

Non-Preferential Units

2010

The Company issued 70 non-preferential units to consultants for services rendered, at a fair value of $70,000 ($1,000/share). These units were valued using a best estimate of the price that would be paid in cash for similar services rendered.

The Company issued 3,430 non-preferential units to the founders of the Company. During 2010, the Company cancelled 200 of these units.

Preferential Units

2011

The Company issued 200 preferential units for cash proceeds of $200,000 ($1,000/share).

2010

The Company issued 1,200 preferential units for cash proceeds of $1,200,000 ($1,000/share). The Company incurred $68,277 in share issuance costs related to the issuance.

F-12

Order and Priority of Distributions

(a)	Distributions paid out of net cash from operations.
Any distribution paid out of net cash from operations shall be distributed to the members in proportion to the number of units held by each.

(b)	Distributions paid out of net cash from sales and re-financings.
Any distribution paid out of net cash from sales or re-financings shall be distributed as follows:

(i) first, to the holders of the preferential interests in proportion to and to the extent of the aggregate amount of the unreturned capital contributions represented by such interests;

(ii) next, to the holders of the non-preferential interests in proportion to and to the extent of the aggregate amount of the unreturned notional amount represented by such interests; and

(iii) finally, the balance, if any, to the members in proportion to the number of units held by each

Note 10 Commitments and Contingencies

Litigations, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

Licensing and Royalty Agreements

On March 01, 2010, the Company was assigned a Development and License agreement (“the Agreement”). Under the terms of the Agreement the Licensor shall develop for the Company a line of beef meat balls with sauce, Italian sausage with sauce and other similar Italian meats with sauces for commercial manufacture, distribution and sale (each a “Licensor Product” and collectively the “Licensor Products”). Licensor shall work with Licensee to develop Licensor Products that are acceptable to Licensee. Upon acceptance of a Licensor Product by Licensee, Licensor’s trade secret recipes, formulas methods and ingredients for the preparation and production of such Licensor Products (the “Recipes”) shall be subject to this Development and License Agreement.

The term of the Agreement (the “Term”) shall consist of the Exclusive Term and the Non-Exclusive Term. The 12-month period beginning on each January 1 and ending on each December 31 is referred to herein as an “Agreement Year.”

The Exclusive Term began on January 01, 2009 (the “Effective Date”) and ends on the 50th anniversary of the Effective Date, unless terminated or extended as provided herein. Licensor, at its option, may terminate the Exclusive Term by notice in writing to Licensee, delivered between the 60th and the 90th day following the end of any Agreement Year if, on or before the 60th day following the end of such Agreement Year, Licensee has not paid Licensor Royalties with respect to such Agreement Year at least equal to the minimum royalty (the “Minimum Royalty”) for such Agreement Year. Subject to the foregoing sentence, and provided Licensee has not breached this Agreement and failed to cure such breach in accordance herewith, Licensee may extend the Exclusive Term for an additional twenty five (25) years, by notice in writing to Licensor, delivered on or before the 50th anniversary of the Effective Date.

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MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

The Non-Exclusive Term begins upon expiration of the Exclusive Term and continues indefinitely thereafter, until terminated by Licensor due to a material breach hereof by Licensee that remains uncured after notice and opportunity to cure in accordance herewith, or until terminated by Licensee.

Either party may terminate this Agreement in the event that the other party materially breaches its obligations and fails to cure such material breach within sixty (60) days following written notice from the non-breaching party specifying the nature of the breach. The following termination rights are in addition to the termination rights provided elsewhere in this

Under the terms of the Agreement the Company is required to pay quarterly royalty fees as follows:

During the Exclusive Term and the Non-Exclusive Term the Company will pay a royalty equal to the royalty rate (the “Royalty Rate”), multiplied by Company’s “Net Sales”. As used herein, “Net Sales” means gross invoiced sales of Products, directly or indirectly to unrelated third parties, less (a) discounts (including cash discounts), and retroactive price reductions or allowances actually allowed or granted from the billed amount (collectively “Discounts”); (b) credits, rebates, and allowances actually granted upon claims, rejections or returns, including recalls (voluntary or otherwise) (collectively, “Credits”); (c) freight, postage, shipping and insurance charges; (d) taxes, duties or other governmental charges levied on or measured by the billing amount, when included in billing, as adjusted for rebates and refunds; and (e) provisions for uncollectible accounts determined in accordance with reasonable accounting methods, consistently applied.

The Royalty Rate shall be: 6% of net sales up to $500,000 of net sales for each Agreement year; 4% of Net Sales from $500,000 up to $2,500,000 of Net Sales for each Agreement year; 2% of Net Sales from $2,500,000 up to $20,000,000 of Net Sales for each Agreement year; and 1 % of Net Sales in excess of $20,000,000 of Net Sales for each Agreement year.

In order to continue the Exclusive term, the Company shall pay a minimum royalty with respect to the preceding Agreement year as follows:

Agreement Year	Minimum Royalty to be Paid with Respect to Such Agreement Year
1st and 2nd	$-
3rd and 4th	$50,000
5th, 6th and 7th	$75,000
8th and 9th	$100,000
10th and thereafter	$125,000

The Company incurred $124,139 and $62,886 of royalty expenses for the year ended December 31, 2011 and for the period February 22, 2010 (Inception) to December 31, 2010, respectively. Royalty expenses are included in general and administrative expenses on the Statement of Operations.

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MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

Agreements with Placement Agents and Finders

The Company entered into a Financial Advisory and Investment Banking Agreement with Spartan Capital Securities, LLC (“Spartan”) effective December 1, 2011 (the “Spartan Advisory Agreement”). Pursuant to the Spartan Advisory Agreement, Spartan will act as the Company’s exclusive financial advisor and placement agent to assist the Company in connection with a best efforts private placement (the “Financing”) of up to $6 million of the Company’s equity and/or debt securities and/or convertible instruments (the “Securities”).

The Company upon closing of the Financing shall pay consideration to Spartan, in cash, a fee in an amount equal to 10% of the aggregate gross proceeds raised in the Financing. The Company shall grant and deliver to Spartan at the closing of the Financing, for nominal consideration, five year warrants (the “Warrants”) to purchase a number of shares of the Company’s Common Stock equal to 10% of the number of shares of Common Stock (and/or shares of Common Stock issuable upon exercise of securities or upon conversion or exchange of convertible or exchangeable securities) sold at such closing. The Warrants shall be exercisable at any time during the five year period commencing on the closing to which they relate at an exercise price equal to the purchase price per share of Common Stock paid by investors in the Financing or, in the case of exercisable, convertible, or exchangeable securities, the exercise, conversion or exchange price thereof. If the Financing is consummated by means of more than one closing, Spartan shall be entitled to the fees provided herein with respect to each such closing.

Along with the above fees, the Company shall pay up to $40,000 for expenses incurred by Spartan in connection with this Financing, together with cost of background checks on the officers and directors of the Company.

In connection with and as a condition to the Financing, the Company will become registered with the Securities and Exchange Commission and publicly traded on or before the initial closing of the Financing.

The Company paid to Spartan a fee of $25,000 upon execution of the agreement to be credited against future closings.

Supply Agreement

On October 03, 2011, the Company entered into a five year agreement with a non related party manufacturer. Under the terms of the agreement, the Company grants to the manufacturer a license, revocable in accordance herewith, to use the Company’s recipes, formulas, methods and ingredients for the preparation and production of Company’s products, for manufacturing the Company’s product and all future improvements, modifications, substitutions and replacements developed by the Company. The manufacturer in turn grants the Company the exclusive right to purchase the product. Under the terms of the agreement the manufacturer agrees to manufacture, package, and store the Company’s products and the Company has the right to purchase products from one or more other manufacturers, distributors or suppliers. The agreement contains a perpetual automatic renewal clause for a period of year after the expiration of the initial term. During the renewal period either party may cancel the contract with written notice nine months prior to the termination date.

Under the terms of the agreement if the Company specifies any change in packaging or shipping materials which results in the manufacturer incurring increased expense for packaging and shipping materials or in the manufacturer being unable to utilize obsolete packaging or shipping materials in ordinary packaging or shipping, the Company agrees to pay as additional product cost the additional cost for packaging and shipping materials and to purchase at cost such obsolete packaging and shipping materials. If the Company requests any repackaging of the product, other than due to defects in the original packaging, the Company will reimburse the manufacturer for any labor costs incurred in repackaging. Per the agreement all product delivery shipping costs are the expense of the Company.

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MamaMancini’s, LLC

Notes to Financial Statements

December 31, 2011 and For the Period

February 22, 2010 (Inception) to December 31, 2010

Under the terms of the agreement, the Company is required to acquire and install production equipment at the manufacturer’s facility to be used solely for the manufacturing of the Company’s products. The manufacturer will bear all costs of operating and maintaining the production equipment during the period in which the manufacturer is manufacturing products pursuant to the agreement. The production equipment shall be owned by the Company.

Note 11 Subsequent Event

Subsequent to year end the members of the company approved a 5% option to the Preferential Members to convert their preferential units to non-preferential units

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